Thrivent Series Fund, Inc.

Supplement to Statement of Additional Information (SAI)

dated April 30, 2011

The paragraph below is added to page 22 of the SAI.

In-Kind Redemptions

A Portfolio may redeem its shares in-kind (i.e., with portfolio securities of the Portfolio), subject to applicable regulatory requirements, to certain shareholders seeking an in-kind redemption.

The date of this Supplement is October 4, 2011

Please include this Supplement with your SAI